Exhibit 99.2

APPLIED MATERIALS, INC.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Applied Materials, Inc. for the period ended January 26, 2003, I, Joseph R. Bronson, Executive Vice President, Global Executive Committee and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.  this Form 10-Q for the period ended January 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in this Form 10-Q for the period ended January 26, 2003 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc.

Date: March 10, 2003

/s/ JOSEPH R. BRONSON
Joseph R. Bronson Executive Vice President, Global Executive Committee and Chief Financial Officer